SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
CLASS A, CLASS T, CLASS B, AND CLASS C
OCTOBER 31,1997 PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Advisor Short-Intermediate Municipal Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Short-Intermediate Municipal Income Fund and Fidelity Advisor Intermediate Municipal Income Fund, a fund of Fidelity Advisor Series VI.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Short-Intermediate Municipal Income Fund solely in exchange for Class A, Class T, and Institutional Class shares of Fidelity Advisor Intermediate Municipal Income Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, and Institutional Class, respectively, of Fidelity Advisor Short-Intermediate Municipal Income Fund. Following such exchange, Fidelity Advisor Short-Intermediate Municipal Income Fund will distribute such shares pro rata to the corresponding class in liquidation of Fidelity Advisor Short-Intermediate Municipal Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Short-Intermediate Municipal Income Fund will be held on May 4, 1998, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Fidelity Advisor Short-Intermediate Municipal Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Advisor Intermediate Municipal Income Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 28, 1998. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Fidelity Advisor Short-Intermediate Municipal Income Fund shareholders fail to approve the Agreement, Fidelity Advisor Short-Intermediate Municipal Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of the Fund.
Fidelity Advisor Short-Intermediate Municipal Income Fund is closed to new accounts pending the Reorganization.
Fidelity Advisor California Municipal Income Fund and Fidelity Advisor New York Municipal Income Fund are closed to new and existing accounts.
Class A, Class T, and Class B of Fidelity Advisor Municipal Bond Fund are closed to new and existing accounts except for shares purchased by investors participating in the Fidelity sponsored TARGETS Program who may purchase shares through December 31, 1997.
Fidelity Advisor High Income Municipal Fund has been renamed Fidelity Advisor Municipal Income Fund.
The following information replaces similar information found in "Who May Want to Invest" on page 3.
If you prefer not to pay a front-end sales charge, you should consider Class B or Class C shares. While Class B and Class C shares are subject to higher ongoing costs than Class A or Class T shares, in general because of their higher 12b-1 fees, Class B and Class C shares are sold with a CDSC instead of a front-end sales charge so your entire purchase amount is immediately invested. In general, Class B shares have higher costs than Class C shares over a short holding period because Class B shares have a higher CDSC that declines over a maximum of six years, and Class B shares have lower costs than Class C shares over a longer period because Class B shares convert to Class A shares after a maximum of seven years. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares, that purchase amounts of more than $1,000,000 generally will not be accepted for Class C shares, and that Class A or Class T shares may have lower costs for investments that qualify for a front-end sales charge reduction or waiver. See "How to Buy Shares," page 80, for more information on the maximum purchase amount for Class C shares. If you sell your Class B shares of the Intermediate-Term Bond Funds within three years or your Class B shares of the Bond Funds and the Equity Funds within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. If you sell your Class C shares within one year, you will normally pay a 1.00% CDSC. See "Transaction Details," page 86, for CDSC schedules and related information. Class B shares will automatically convert to Class A shares after a holding period of four years for the Intermediate-Term Bond Funds and seven years for the Bond Funds and the Equity Funds. Class C shares do not convert to another class of shares. See "Transaction Details," page 86, for conversion information.
The following information replaces similar information for MUNICIPAL BOND, CALIFORNIA MUNICIPAL INCOME, AND NEW YORK MUNICIPAL INCOME found in "Expenses" on page 8.
MUNICIPAL FUNDS

      Operating Expenses   Class A   Class T   Class B   Class C


MUNICIPAL    Management fee                                                            0.40%[A]    0.40%    0.40%   *
BOND

             12b-1 fee (including 0.25% Shareholder Service Fee for Class B shares)    0.15%       0.25%    0.90%   *

             Other expenses (after reimbursement Class A)                              1.60%[A]    0.37%    0.52%   *

             Total operating expenses                                                  2.15%       1.02%    1.82%   *





STATE MUNICIPAL FUNDS

         Operating Expenses                                                       Class A     Class T   Class B   Class C

CALIFOR
NIA      Management fee                                                            0.40%[A]    0.40%     0.40%    *
MUNICIPAL
INCOME

         12b-1 fee (including 0.25% Shareholder Service Fee for Class B shares)    0.15%       0.25%     0.90%    *

         Other expenses (after reimbursement Class A)                              1.60%[A]    0.38%     0.95%    *

         Total operating expenses                                                  2.15%       1.03%     2.25%    *

NEW YORK Management fee                                                            0.40%[A]    0.40%     0.40%    *
MUNICIPAL
INCOME

         12b-1 fee (including 0.25% Shareholder Service Fee for Class B shares)    0.15%       0.25%     0.90%    *

         Other expenses (after reimbursement)                                      1.60%[A]    1.60%     1.60%    *

         Total operating expenses                                                  2.15%       2.25%     2.90%    *


* FUND DOES NOT OFFER CLASS C SHARES.
[A] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
The following information replaces similar information for MUNICIPAL BOND, CALIFORNIA MUNICIPAL INCOME, AND NEW YORK MUNICIPAL INCOME found in "Expenses" on page 11.
MUNICIPAL FUNDS


                 Examples

                               Full Redemption                                    No Redemption

                               Class A           Class T   Class B     Class C    Class B         Class C

MUNICIPAL BOND   1 year         $ 68              $ 45      $ 68[A]    *           $ 18           *

                 3 years        $ 112             $ 66      $ 87[A]    *           $ 57           *

                 5 years        $ 157             $ 89      $ 119[A]   *           $ 99           *

                 10 years[B]    $ 284             $ 155     $ 226      *           $ 226          *


STATE MUNICIPAL FUNDS


                              Examples

                                            Full Redemption                                    No Redemption

                                            Class A           Class T   Class B     Class C    Class B         Class C

CALIFORNIA MUNICIPAL INCOME   1 year         $ 68              $ 45      $ 73[A]    *           $ 23           *

                              3 years        $ 112             $ 67      $ 100[A]   *           $ 70           *

                              5 years        $ 157             $ 90      $ 140[A]   *           $ 120          *

                              10 years[B]    $ 284             $ 157     $ 255      *           $ 255          *

NEW YORK MUNICIPAL INCOME     1 year         $ 68              $ 57      $ 79[A]    *           $ 29           *

                              3 years        $ 112             $ 103     $ 120[A]   *           $ 90           *

                              5 years        $ 157             $ 151     $ 173[A]   *           $ 153          *

                              10 years[B]    $ 284             $ 284     $ 296      *           $ 296          *


* FUND DOES NOT OFFER CLASS C SHARES.
[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER
SEVEN YEARS.
The following information replaces similar information for MUNICIPAL BOND, CALIFORNIA MUNICIPAL INCOME, AND NEW YORK MUNICIPAL INCOME found in "Expenses" on page 12.
FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of each fund to the extent that total operating expenses, as a percentage of their respective average net assets, exceed the following rates:










       Class A   Effective Date Class T  Effective Date         Class B   Effective Date         Class C   Effective Date

Municipal
Bond   2.15%    1/1/98          2.25%    1/1/98                  2.90%    1/1/98                 *         *

California Municipal
Income 2.15%    1/1/98          2.25%    1/1/98                  2.90%    1/1/98                 *         *

New York Municipal
Income 2.15%    1/1/98          2.25%    1/1/98                  2.90%    1/1/98                 *         *


* FUND DOES NOT OFFER CLASS C SHARES.
If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, would have been the following amounts:
      Other Expenses                     Total Operating Expenses


                              Class A     Class T     Class B     Class C    Class A     Class T     Class B     Class C

Municipal Bond                 2.80%[A]    (dagger)    (dagger)   *           3.35%[A]    (dagger)    (dagger)   *

California Municipal Income    2.01%[A]    (dagger)    (dagger)   *           2.56%[A]    (dagger)    (dagger)   *

New York Municipal Income      1.95%[A]    1.97%       2.42%      *           2.50%[A]    2.62%       3.72%      *


* FUND DOES NOT OFFER CLASS C SHARES.
[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
(dagger) TOTAL OPERATING EXPENSES WERE LESS THAN THE VOLUNTARY EXPENSE CAPS SHOWN IN THE FIRST TABLE ABOVE.
          The following information replaces similar information found in "Performance" beginning on page 57.
EQUITY FUNDS - CLASS B

          Average Annual Total Return[F]   Cumulative Total Return [F]


          Past 1 year   Past 5 years   10 years/       Past 6 months   Past 1 years   Past 5 years   10 years/
                                       Life of fund+                                                 Life of fund+





   EQUITY GROWTH - CLASS
B [C]         14.49%          18.26%          18.84%          6.18%          14.49%          131.31%          461.99%

   EQUITY GROWTH - CLASS B (LOAD ADJ.)
[A][C]        9.49%           18.06%          18.84%          1.18%          9.49%           129.31%          461.99%

   BALANCED - CLASS B
[B]           16.18%          9.38%           11.17%          9.13%          16.18%          56.57%           188.20%

   BALANCED - CLASS B (LOAD ADJ.)
[A][B]        11.18%          9.10%           11.17%          4.13%          11.18%          54.57%           188.20%


EQUITY FUNDS - CLASS C

          Average Annual Total Return [F]   Cumulative Total Return [F]


          Past 1 year   Past 5 years   10 Years/       Past 6 months   Past 1 year   Past 5 years   10 Years/
                                       Life of fund+                                                Life of fund+





   EQUITY GROWTH - CLASS C
[C]           14.49%          18.26%          18.84%          6.18%          14.49%          131.31%          461.99%

   EQUITY GROWTH - CLASS C (LOAD ADJ.)
[A][C]        13.49%          18.26%          18.84%          5.18%          13.49%          131.31%          461.99%

   BALANCED - CLASS C
[B]           16.18%          9.38%           11.17%          9.13%          16.18%          56.57%           188.20%

   BALANCED - CLASS C (LOAD ADJ.)
[A][B]        15.18%          9.38%           11.17%          8.13%          15.18%          56.57%           188.20%


The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 63. John Avery is manager of Advisor Balanced, which he has managed since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putman Investments from 1993 to 1994. Mr. Avery received his MBA from The Wharton School at the University of Pennsylvania in 1993. Norm Lind is Vice President and manager of Advisor New York Municipal Income, Advisor Short-Intermediate Municipal Income, and Advisor Intermediate Municipal Income, which he has managed since August 1995, October 1995, and January 1998, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
Jonathan Short is Vice President and manager of Advisor California Municipal Income and Advisor Municipal Income, which he has managed since February 1996 and January 1998, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.
The following information replaces similar information found in "Investment Principles and Risks" on page 67.
MORTGAGE SECURITIES FUND seeks high current income, consistent with prudent investment risk, by investing primarily in mortgage-related securities. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in mortgage-related securities. The fund may also invest in U.S. Government securities and instruments related to U.S. Government securities. Instruments related to U.S. Government securities may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between two and 10 years. However, the reaction of mortgage securities to changes in interest rates can be difficult to predict since mortgage securities are subject to prepayment of principal and can be structured in a complex manner. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This could be substantially shorter than its stated final maturity. As of July 31, 1997, the fund's dollar-weighted average maturity was approximately
5.8 years.
GOVERNMENT INVESTMENT FUND seeks high current income by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. FMR normally invests the fund's assets only in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities. Under normal conditions, FMR invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund nor its yield is guaranteed by the U.S. Government.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between five and 12 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This could be substantially shorter than its stated final maturity. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 8.5 years.
The following information supplements the information found in "Investment Principles and Risks" on page 67.
INTERMEDIATE BOND FUND seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. When consistent with its primary objective, the fund may also seek capital appreciation. Although the fund can invest in securities of any maturity, the fund normally maintains a dollar-weighted average maturity between three and 10 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As November 30, 1996, the fund's dollar-weighted average maturity was approximately 5.7 years.
In managing Intermediate Bond, FMR selects a benchmark index which is representative of the portion of the bond market in which the fund invests. FMR uses this benchmark index as a guide in structuring the fund and selecting its investments. The benchmark index for Intermediate Bond is the Lehman Brothers Intermediate Government/Corporate Bond Index, a market value weighted benchmark of government and corporate fixed-rate debt issues with maturities between one and 10 years. FMR manages the fund to have a similar overall interest rate risk to its Index.
The following information replaces similar information found under the heading "High Income Municipal Fund" in "Investment Principles and Risks" on page 68.
MUNICIPAL INCOME FUND seeks high current income that is free from federal income tax by investing primarily in investment-grade municipal securities. FMR normally invests so that at least 80% of the fund's assets is invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 16.4 years.
The following information replaces similar information found under the heading "Debt Securities" in "Securities and Investment Practices" on page 69.
Each of Mortgage Securities, Short Fixed-Income, Municipal Income, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, L.P. (Fitch), or is unrated but judged by FMR to be of equivalent quality.
EFFECTIVE FEBRUARY 28, 1998, the following information replaces similar information found under the heading "Debt Securities" in "Securities and Investment Practices" on page 69.
Each of Mortgage Securities, Intermediate Bond, Short Fixed-Income, Municipal Income, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, L.P. (Fitch), or is unrated but judged by FMR to be of equivalent quality.
The following information replaces similar information found "How to Buy Shares" on page 80.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN.
The following information replaces similar information found in "Sales Charge Reductions and Waivers" beginning on page 91.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A
SHARES:
1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;
2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;
3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
5. Purchased for an employee benefit plan that has $25 million or more in plan assets; or
6. Purchased prior to December 31, 1998 by shareholders who have closed their Class A Municipal Bond, Class A California Municipal Income, or Class A New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS T
SHARES:
1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;
2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. Purchased for an employee benefit plan;
6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;
9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;
10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);
13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or
14. Purchased prior to December 31, 1998 by shareholders who have closed their Class T Municipal Bond, Class T California Municipal Income, or Class T New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
You must notify FDC in advance if you qualify for a front-end sales charge waiver. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
If you are investing through an insurance company separate account, if you are investing through a trust department, if your are investing through an account managed by a broker-dealer, or if you have authorized an investment adviser to make investment decisions for you, you may qualify to purchase Class A shares without a sales charge (as described in (1), (2), (3) and (4) on the previous page and above), Class T shares without a sales charge (as described in (1), (2), (3) and (4) above), or Institutional Class shares. Because Institutional Class shares have no sales charge, and do not pay a 12b-1 fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, and Class C shares. Contact your investment professional to discuss if you qualify.
THE CDSC ON CLASS B AND CLASS C SHARES MAY BE WAIVED:
1. In cases of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 701/2, which are permitted without penalty pursuant to the Internal Revenue Code;
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program;
4. (APPLICABLE TO CLASS B ONLY) In connection with redemptions of Class B California Municipal Income or Class B New York Municipal Income; or
5. (APPLICABLE TO CLASS C ONLY) In connection with any redemptions from an employee benefit plan. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
   The following information replaces similar information found in "Appendix B" beginning on page 106.
EQUITY GROWTH - CLASS B


Calendar year total returns+   1987     1988     1989     1990     1991     1992    1993     1994     1995     1996


EQUITY GROWTH - CLASS B        -0.57%   15.57%   44.84%   6.93%    64.71%   9.89%   14.85%   -0.89%   39.14%   16.24%


Lipper Growth Funds AverageA   3.08%    14.79%   26.91%   -4.49%   36.70%   8.08%   10.63%   -2.17%   30.79%   19.24%


S&P 500                        5.10%    16.61%   31.69%   -3.10%   30.47%   7.62%   10.08%   1.32%    37.58%   22.96%


Consumer Price Index           4.43%    4.42%    4.65%    6.11%    3.06%    2.90%   2.75%    2.67%    2.54%    3.32%




PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: -0.5700000000000001
ROW: 3, COL: 1, VALUE: 15.57
ROW: 4, COL: 1, VALUE: 44.84
ROW: 5, COL: 1, VALUE: 6.930000000000001
ROW: 6, COL: 1, VALUE: 64.71000000000001
ROW: 7, COL: 1, VALUE: 9.890000000000001
ROW: 8, COL: 1, VALUE: 14.85
ROW: 9, COL: 1, VALUE: -0.8900000000000001
ROW: 10, COL: 1, VALUE: 39.14
ROW: 11, COL: 1, VALUE: 16.24
(LARGE SOLID BOX) EQUITY GROWTH - CLASS B
BALANCED - CLASS B


Calendar year total returns+           1988     1989     1990     1991     1992    1993     1994     1995     1996


BALANCED - CLASS B                     20.89%   24.60%   -2.94%   34.48%   9.20%   19.66%   -5.09%   14.06%   8.43%


Lipper Balanced Funds AverageD         12.34%   19.57%   -0.57%   26.69%   7.07%   10.91%   -2.50%   25.16%   13.76%


S&P 500                                16.61%   31.69%   -3.10%   30.47%   7.62%   10.08%   1.32%    37.58%   22.96%


Consumer Price Index                   4.42%    4.65%    6.11%    3.06%    2.90%   2.75%    2.67%    2.54%    3.32%




PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: 20.89
ROW: 4, COL: 1, VALUE: 24.6
ROW: 5, COL: 1, VALUE: -2.94
ROW: 6, COL: 1, VALUE: 34.48
ROW: 7, COL: 1, VALUE: 9.199999999999999
ROW: 8, COL: 1, VALUE: 19.66
ROW: 9, COL: 1, VALUE: -5.09
ROW: 10, COL: 1, VALUE: 14.06
ROW: 11, COL: 1, VALUE: 8.43
(LARGE SOLID BOX) BALANCED - CLASS B
EQUITY GROWTH - CLASS C



Calendar year total returns+ 1987     1988     1989     1990    1991     1992    1993     1994     1995    1996

   EQUITY GROWTH - CLASS C   -0.57%   15.57%   44.84%   6.93%   64.71%   9.89%   14.85%   -0.89%   39.14%  16.24%

Lipper Growth Funds AverageA 3.08%    14.79%   26.91%   -4.49%  36.70%   8.08%   10.63%   -2.17%   30.79%  19.24%

S&P 500                      5.10%    16.61%   31.69%   -3.10%  30.47%   7.62%   10.08%   1.32%    37.58%  22.96%

Consumer Price Index         4.43%    4.42%    4.65%    6.11%   3.06%    2.90%   2.75%    2.67%    2.54%    3.32%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: -0.5700000000000001
ROW: 3, COL: 1, VALUE: 15.57
ROW: 4, COL: 1, VALUE: 44.84
ROW: 5, COL: 1, VALUE: 6.930000000000001
ROW: 6, COL: 1, VALUE: 64.71000000000001
ROW: 7, COL: 1, VALUE: 9.890000000000001
ROW: 8, COL: 1, VALUE: 14.85
ROW: 9, COL: 1, VALUE: -0.8900000000000001
ROW: 10, COL: 1, VALUE: 39.14
ROW: 11, COL: 1, VALUE: 16.24
   (LARGE SOLID BOX) EQUITY GROWTH - CLASS C
BALANCED - CLASS C




returns+ 1988   1989   1990   1991   1992   1993        1994            1995            1996

   BALANCED - CLASS
C        20.89% 24.60% -2.94% 34.48% 9.20%  19.66%         -5.09%          14.06%          8.43%

Lipper Balanced Funds
AverageD 12.34% 19.57% -0.57% 26.69% 7.07%  10.91%      -2.50%          25.16%          13.76%

S&P 500  16.61% 31.69% -3.10% 30.47% 7.62%  10.08%      1.32%           37.58%          3.32%

Consumer Price
Index    4.42%  4.65%  6.11%  3.06%  2.90%  2.75%       2.67%           2.54%           22.96%



   PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: 20.89
ROW: 4, COL: 1, VALUE: 24.6
ROW: 5, COL: 1, VALUE: -2.94
ROW: 6, COL: 1, VALUE: 34.48
ROW: 7, COL: 1, VALUE: 9.199999999999999
ROW: 8, COL: 1, VALUE: 19.66
ROW: 9, COL: 1, VALUE: -5.09
ROW: 10, COL: 1, VALUE: 14.06
ROW: 11, COL: 1, VALUE: 8.43
   (LARGE SOLID BOX) BALANCED - CLASS C

SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS:
CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL
CLASS
OCTOBER 31, 1997
STATEMENT OF ADDITIONAL INFORMATION

Fidelity Advisor California Municipal Income Fund and Fidelity Advisor New York Municipal Income Fund are closed to new and existing accounts.
Class A, Class T, Class B, and Institutional Class of Fidelity Advisor Municipal Bond Fund are closed to new and existing accounts except for shares purchased by investors participating in the Fidelity sponsored TARGETS Program who may purchase shares through December 31, 1997. Fidelity Advisor High Income Municipal Fund has been renamed Fidelity Advisor Municipal Income Fund.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "TOTAL RETURN CALCULATIONS" IN THE "PERFORMANCE" SECTION ON PAGE 68.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's total return may be calculated by using the performance data of a previously existing class prior to the date that shares of a new class initially are issued, adjusted to reflect differences in sales charges but not 12b-1 fees. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the class.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "HISTORICAL EQUITY FUND RESULTS" IN THE "PERFORMANCE"
SECTION BEGINNING ON PAGE 74    .
HISTORICAL EQUITY FUND RESULTS. The following table shows the total returns for each class of each equity fund for the semi-annual period ended April 30, May 31, or June 30, 1997, as indicated below.
      Average Annual Total Returns1         Cumulative Total Returns1


      Six       One    Five    Ten                Past Six    One    Five    Ten
      months    Year   Years   Years/Life         Months      Year   Years   Years/Life
      Ended                    of Fund+                                      of Fund+



Equity Growth - Class B      5/31    9.49%     18.06%    18.84%          1.18%     9.49%     129.31%    461.99%

Equity Growth - Class C              13.49%    18.26%    18.84%          5.18%     13.49%    131.31%    461.99%

Strategic Opportunities -    6/30    14.89%    14.37%    12.34%          12.85%    14.89%    95.71%     220.22%
Institutional

Balanced - Class B           4/30    11.18%    9.10%     11.17%          4.13%     11.18%    54.57%     188.20%

Balanced - Class C                   15.18%    9.38%     11.17%          8.13%     15.18%    56.57%     188.20%


THE FOLLOWING FOOTNOTE REPLACES THE SIMILAR FOOTNOTE REGARDING STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS FOUND UNDER THE HEADING "HISTORICAL EQUITY FUND RESULTS" IN THE "PERFORMANCE" SECTION ON PAGE 76.
1 Initial offering of Institutional Class of Strategic Opportunities took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Initial Class which has no 12b-1 fee.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 82.
   During the 10-year period ended May 31, 1997, a hypothetical $10,000 investment in Class B of Equity Growth would have grown to $56,199.
EQUITY GROWTH - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total       S&P         DJIA        Cost
May 31         Initial      Reinvested      Reinvested      Value       500                     of
               $10,000      Dividend        Capital Gain                                        Living
               Investment   Distributions   Distributions







1997            $ 33,942     $ 1,660         $ 20,597        $ 56,199    $ 39,484    $ 43,263    $ 14,156

1996             30,626       1,302           17,160          49,088      30,509      32,636      13,846

1995             24,090       965             11,450          36,505      23,754      25,247      13,457

1994             21,061       753             9,772           31,586      19,765      20,695      13,042

1993             20,929       747             8,195           29,871      18,958      18,895      12,750

1992             17,399       548             6,349           24,296      16,982      17,663      12,352

1991             17,649       527             3,919           22,095      15,458      15,270      11,989

1990             12,852       384             2,854           16,090      13,828      13,974      11,424

1989             11,717       280             821             12,818      11,858      11,604      10,946

1988             8,445        8               591             9,044       9,353       9,163       10,389


Explanatory Notes: With an initial investment of $10,000 in Class B of Equity Growth on June 1, 1987, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to    $21,442    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   567     for
dividends and    $8,010     for capital gain distributions. Initial
offering of Class B of Equity Growth took place on December 31, 1996. Class B returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 of fee of 0.50% (0.65% prior to January 1, 1996). Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
During the 10-year period ended May 31, 1997, a hypothetical $10,000 investment in Class C of Equity Growth would have grown to
   $56,199    .
EQUITY GROWTH - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total       S&P         DJIA        Cost
May 31         Initial      Reinvested      Reinvested      Value       500                     of
               $10,000      Dividend        Capital Gain                                        Living
               Investment   Distributions   Distributions







1997            $ 33,942     $ 1,660         $ 20,597        $ 56,199    $ 39,484    $ 43,263    $ 14,156

1996             30,626       1,302           17,160          49,088      30,509      32,636      13,846

1995             24,090       965             11,450          36,505      23,754      25,247      13,457

1994             21,061       753             9,772           31,586      19,765      20,695      13,042

1993             20,929       747             8,195           29,871      18,958      18,895      12,750

1992             17,399       548             6,349           24,296      16,982      17,663      12,352

1991             17,649       527             3,919           22,095      15,458      15,270      11,989

1990             12,852       384             2,854           16,090      13,828      13,974      11,424

1989             11,717       280             821             12,818      11,858      11,604      10,946

1988             8,445        8               591             9,044       9,353       9,163       10,389


Explanatory Notes: With an initial investment of $10,000 in Class C of Equity Growth on June 1, 1987, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   21,442    . If
distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash
payments for the period would have amounted to $   567     for
dividends and $   8,010     for capital gain distributions. Class C
returns for Equity Growth from May 31, 1997 through December 31, 1996 are those of Class B, which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
During the 10-year period ended June 30, 1997, a hypothetical investment in Institutional Class of Strategic Opportunities would have grown to $32,022.
STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
June 30        Initial      Reinvested      Reinvested      Value   500          of
               v$10,000     Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions









1997    $ 13,392    $ 5,995    $ 12,635    $ 32,022    $ 39,269    $ 42,862    $ 14,123

1996     13,343      5,550      8,979       27,872      29,153      30,967      13,806

1995     12,184      4,529      7,237       23,950      23,138      24,400      13,436

1994     10,746      3,456      6,103       20,305      18,354      18,911      13,040

1993     11,346      3,177      4,859       19,382      18,099      17,847      12,722

1992     10,557      2,343      3,462       16,362      15,925      16,351      12,352

1991     11,021      1,852      1,616       14,489      14,041      13,899      11,982

1990     10,129      1,093      1,485       12,707      13,074      13,267      11,445

1989     9,875       633        1,448       11,956      11,223      10,825      10,934

1988     8,497       163        1,245       9,905       9,312       9,160       10,396


Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Strategic Opportunities on July 1, 1987, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,585. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $3,104 for dividends and $6,121 for capital gain distributions. Initial offering of Institutional Class of Strategic Opportunities took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Initial Class which has no 12b-1 fee.
During the 10-year period ended April 30, 1997, a hypothetical $10,000
investment in Class B of Balanced would have grown to $   28,820.
BALANCED - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total       S&P         DJIA        Cost
April 30       Initial      Reinvested      Reinvested      Value       500                     of
               $10,000      Dividend        Capital Gain                                        Living
               Investment   Distributions   Distributions







1997            $ 15,871     $ 9,158         $ 3,791         $ 28,820    $ 37,542    $ 41,495    $ 14,215

1996             14,204       7,380           3,222           24,806      30,001      32,301      13,869

1995             13,750       6,233           3,075           23,058      23,040      24,499      13,478

1994             13,667       5,681           3,056           22,404      19,615      20,321      13,079

1993             14,056       5,123           2,448           21,627      18,624      18,403      12,777

1992             12,963       4,005           1,439           18,407      17,047      17,506      12,378

1991             11,778       3,072           577             15,427      14,947      14,593      11,996

1990             10,472       2,060           513             13,045      12,709      12,926      11,437

1989             11,028       1,068           0               12,096      11,495      11,334      10,923

1988             9,806        398             0               10,204      9,353       9,185       10,390


Explanatory Notes: With an initial investment of $10,000 in Class B of Balanced on May 1, 1987, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   20,106    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   5,176     for dividends and $   2,176
for capital gain distributions. Initial offering of Class B of Balanced took place on December 31, 1996. Class B returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
During the 10-year period ended April 30, 1997, a hypothetical $10,000
investment in Class C of Balanced would have grown to $   28,820    .
BALANCED - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total       S&P         DJIA        Cost
April 30       Initial      Reinvested      Reinvested      Value       500                     of
               $10,000      Dividend        Capital Gain                                        Living
               Investment   Distributions   Distributions







1997            $ 15,871     $ 9,158         $ 3,791         $ 28,820    $ 37,542    $ 41,495    $ 14,215

1996             14,204       7,380           3,222           24,806      30,001      32,301      13,869

1995             13,750       6,233           3,075           23,058      23,040      24,499      13,478

1994             13,667       5,681           3,056           22,404      19,615      20,321      13,079

1993             14,056       5,123           2,448           21,627      18,624      18,403      12,777

1992             12,963       4,005           1,439           18,407      17,047      17,506      12,378

1991             11,778       3,072           577             15,427      14,947      14,593      11,996

1990             10,472       2,060           513             13,045      12,709      12,926      11,437

1989             11,028       1,068           0               12,096      11,495      11,334      10,923

1988             9,806        398             0               10,204      9,353       9,185       10,390


Explanatory Notes: With an initial investment of $10,000 in Class C of Balanced on May 1, 1987, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $20,106. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $5,176 for dividends and $2,176 for capital gain distributions. Class C returns for Balanced from April 30, 1997 through December 31, 1996 are those of Class B, which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 128.
CLASS A SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);
2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;
3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
5. to shares purchased for an employee benefit plan that has $25 million or more in plan assets; or
6. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class A Municipal Bond, Class A California Municipal Income, or Class A New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
A sales load waiver form must accompany these transactions.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" BEGINNING ON PAGE 128.
CLASS T SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class T's front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class T's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);
2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. to shares purchased for an employee benefit plan;
6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or
14. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class T Municipal Bond, Class T California Municipal Income, or Class T New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
A sales load waiver form must accompany these transactions.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 130.
CLASS B AND CLASS C SHARES ONLY
The contingent deferred sales charge (CDSC) on Class B and Class C shares may be waived (1) in the case of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70, which are permitted without penalty pursuant to the Internal Revenue Code; (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; (4) (APPLICABLE TO CLASS B ONLY) in connection with redemptions of Class B California Municipal Income or Class B New York Municipal Income; or (5) (APPLICABLE TO CLASS C ONLY) in connection with any redemptions from an employee benefit plan (including 403(b) programs, but otherwise as defined by ERISA).
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER THE HEADING "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 132.
INSTITUTIONAL CLASS SHARES ONLY
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (including 403(b) programs, but otherwise as defined by ERISA) must have at least $50 million in plan assets;
2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee, and (ii) will have at least $1 million in vested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and
5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.
For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.